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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   October 10, 2000
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                         AmSouth Auto Receivables, LLC
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


        333-38676                                        63-1254677
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 (Commission File Number)                        (Registrant's I.R.S. Employer
                                                      Identification No.)



1900 Fifth Avenue North, AmSouth Sonat Tower, Birmingham, Alabama       35203
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            (Address of Principal Executive Offices)                  (Zip Code)


                                (205) 326-5300
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

          The Registrant is filing the exhibit listed in Item 7(c) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes, Class B Asset Backed Notes and Class C Asset Backed Notes by AmSouth Auto Trust 2000-1 described in the Preliminary Prospectus Supplement dated October 9, 2000.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.


Exhibit
  No.      Document Description
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8.1        Opinion of Mayer, Brown & Platt with respect to tax matters

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



October 10, 2000    AmSouth Auto Receivables, LLC


                    By: /s/ Mark Graf
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                    Name: Mark Graf
                         -----------------------------------
                    Title: Principal Executive Officer
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